Exhibit 10.1
Portions of this Exhibit marked by [***] have been omitted pursuant to a Confidential Treatment Request and filed separately with the Securities and Exchange Commission

FIRST AMENDMENT TO LOAN AGREEMENT
THIS FIRST AMENDMENT TO LOAN AGREEMENT (“Amendment”) is made and entered into as of the 27th day of July, 2016, between NEW PRIVATE RESTAURANT PROPERTIES, LLC, a Delaware limited liability company (“Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns, “Lender”).
R E C I T A L S:

WHEREAS, Borrower and Lender entered into that certain Loan Agreement dated as of February 11, 2016 (the “Loan Agreement”) in connection with that certain loan in the original principal amount of $300,000,000.00 made by Lender to Borrower;

WHEREAS, Borrower has requested that Lender make an additional advance of the Loan (as defined in the Loan Agreement) in the amount of $69,511,522.46 (the “Additional Advance”) to Borrower on the date of this Amendment;

WHEREAS, the Outstanding Loan Balance (as defined in the Loan Agreement) is $189,244,477.54 as of the date of this Amendment prior to making the Additional Advance; and

WHEREAS, Lender and Borrower desire to amend the Loan Agreement as set forth herein.

NOW THEREFORE, Borrower and Lender hereby agree as follows:

1.    Lender agrees to make the Additional Advance to Borrower on the date of this Amendment.  The Note (as defined in the Loan Agreement) shall evidence Borrower’s obligation to pay the Additional Advance.

2.    The first recital of the Loan Agreement is hereby amended in its entirety to read as follows:

“A.    Borrower desires to finance the one hundred five (105) properties described on Exhibit A attached hereto (all such properties, together with all Improvements and personal property owned by Borrower thereon, collectively, the “Properties”).”

3.    Exhibit A to the Loan Agreement is replaced with Exhibit A attached hereto.

4.    Section 9.5(d) of the Loan Agreement is hereby amended in its entirety to read as follows:

“(d)
if after the end of the twelfth (12th) full calendar month of the Initial Term beginning with the first (1st) day of the thirteenth (13th) full calendar month thereof the then Outstanding Loan Balance exceeds the following maximum thresholds (“Maximum Threshold”); provided, however, if the Extension Option is not exercised, the then Outstanding Loan Balance and all other amounts then due and payable hereunder and under the other Loan Documents shall be payable

FIRST AMENDMENT TO LOAN AGREEMENT
New Private Restaurant Properties, LLC
Obligor No.: 7829920036
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on the Initial Maturity Date. If the Extension Option is exercised, the then Outstanding Loan Balance and all other amounts then due and payable hereunder and under the other Loan Documents shall be payable on the Extension Maturity Date:

Months 13-18:	$219,942,600.00
Months 19-24:	$160,000,000.00
Months 25-30:	$110,000,000.00
Months 31-35:	$60,000,000.00
Maturity	$0.00

(and the Blocked Condition shall continue until such time as the Outstanding Loan Balance is reduced below the applicable Maximum Threshold).
The existence or continuation of a Blocked Condition shall be a Cash Trap Event under the Cash Management Agreement.”
5.    Borrower shall deliver to Lender, prior to the Additional Advance, (i) opinions of legal counsel in form and content reasonably satisfactory to Lender with respect to this Amendment, (ii) executed amendments to the Mortgages (as defined in the Loan Agreement) reasonably satisfactory to Lender to reflect the Additional Advance, (iii) commitments for endorsements to the mortgage loan title insurance policies issued to Lender in connection with the Loan reasonably satisfactory to Lender to reflect the Additional Advance and (iv) such additional items as are reasonably requested by Lender in connection with the Additional Advance.
6.    Borrower shall pay to Lender an advance fee in the amount of $521,336.42 on the date of this Amendment.
7.    Borrower shall pay all of Lender’s fees and expenses incurred in connection with the execution and delivery of this Amendment including, without limitation, reasonable attorneys fees and expenses.
8.    Except as hereby modified, the terms and conditions of the Loan Agreement remain in full force and effect.
9.    This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.
10.    This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
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FIRST AMENDMENT TO LOAN AGREEMENT
New Private Restaurant Properties, LLC
Obligor No.: 7829920036
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IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment as of the date first written above.

BORROWER:

NEW PRIVATE RESTAURANT PROPERTIES, LLC, a Delaware limited liability company

By:	/s/ Michael A’Hearn
Name:	Michael A’Hearn
Title:	Vice President and Treasurer

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Stephen Leon
Name:	Stephen Leon
Title:	Managing Director

FIRST AMENDMENT TO LOAN AGREEMENT
New Private Restaurant Properties, LLC
Obligor No.: 7829920036
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The undersigned Guarantor (as defined in the Loan Agreement) acknowledges and consents to all of the terms and conditions of this Amendment and agrees that this Amendment and any documents executed in connection herewith do not operate to reduce or discharge such Guarantor’s obligations under the Loan Documents, including any guaranty or indemnity agreements executed by such Guarantor.

GUARANTOR:

OSI HOLDCO I, INC., a Delaware corporation

By:	/s/ Kelly B. Lefferts
Name:	Kelly B. Lefferts
Title:	Assistant Secretary

FIRST AMENDMENT TO LOAN AGREEMENT
New Private Restaurant Properties, LLC
Obligor No.: 7829920036
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EXHIBIT A

LIST OF PROPERTIES AND ALLOCATED LOAN AMOUNTS

Unit #	Brand	Address	City	ST	Allocated Loan Amount
1264	OBS	2925 Ross Clark Drive	Dothan	AL	[***]
0314	OBS	1650 South Clearview	Mesa	AZ	[***]
0325	OBS	99 South Highway 92	Sierra Vista	AZ	[***]
0326	OBS	1860 E. McKellips Road	Mesa	AZ	[***]
5301	CIG	1740 South Clearview	Mesa	AZ	[***]
1001	CIG	12990 S. Cleveland Avenue	Fort Myers	FL	[***]
1002	CIG	4320 N. Tamiami Trail	Naples	FL	[***]
1008	CIG	2700 SE Federal Highway	Stuart	FL	[***]
1022	OBS	3215 SW College Road	Ocala	FL	[***]
1023	OBS	11308 N. 56th Street	Temple Terrace	FL	[***]
1025	OBS	170 Cypress Gardens Blvd.	Winter Haven	FL	[***]
1028	OBS	4905 Commerical Way	Spring Hill	FL	[***]
1029	OBS	5710 Oakley Boulevard	Wesley Chapel	FL	[***]
1030	OBS	9773 San Jose Boulevard	Jacksonville	FL	[***]
1033	OBS	1775 Wells Road	Orange Park	FL	[***]
1036	OBS	861 W. 23rd Street	Panama City	FL	[***]
1061	OBS	180 Hickman Drive	Sanford	FL	[***]
1063	OBS	9600 U.S. Highway 441	Leesburg	FL	[***]
2001	FPS	4322 W. Boy Scout Blvd.	Tampa	FL	[***]
2015	OBS	2225 Highway 44 West	Inverness	FL	[***]
6006	CIG	2501 University Drive	Coral Springs	FL	[***]
6007	CIG	60 Palmetto Avenue	Merritt Island	FL	[***]
6013	CIG	4829 S. Florida Avenue	Lakeland	FL	[***]
6020	CIG	3530 Tyrone Boulevard	Saint Petersburg	FL	[***]

Portions of this Exhibit marked by [***] have been omitted pursuant to a Confidential Treatment Request and filed separately with the Securities and Exchange Commission
FIRST AMENDMENT TO LOAN AGREEMENT
New Private Restaurant Properties, LLC
Obligor No.: 7829920036
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Unit #	Brand	Address	City	ST	Allocated Loan Amount
6029	CIG	1285 US Highway 1	Vero Beach	FL	[***]
6035	CIG	910 3rd Street SW	Winter Haven	FL	[***]
2014/6052	OBS/CIG	1203-1205 Townsgate Court	Plant City	FL	[***]
2017/6048	OBS/CIG	11902-11950 Sheldon Road	Tampa	FL	[***]
1101	CIG	3913 River Place Drive	Macon	GA	[***]
1102	CIG	1160 Ernest Barrett Pkwy.	Kennesaw	GA	[***]
1108	CIG	1887 Mount Zion Road	Morrow	GA	[***]
1119	OBS	810 Ernest Barrett Pkwy.	Kennesaw	GA	[***]
1125	OBS	3 Reinhardt College Pkwy.	Canton	GA	[***]
1134	OBS	823 N. Westover Boulevard	Albany	GA	[***]
1135	OBS	1824 Club House Drive	Valdosta	GA	[***]
1611	OBS	3939 1st Avenue SE	Cedar Rapids	IA	[***]
1414	OBS	2855 W. Ogden Avenue	Naperville	IL	[***]
1416	OBS	15608 S. Harlem Avenue	Orland Park	IL	[***]
1418	OBS	6007 E. State Street	Rockford	IL	[***]
1516	OBS	3201 W. 3rd Street	Bloomington	IN	[***]
1520	OBS	2315 Post Drive	Indianapolis	IN	[***]
1521	OBS	3730 S. Reed Road	Kokomo	IN	[***]
1813	OBS	6520 Signature Drive	Louisville	KY	[***]
1851	OBS	3260 Scottsville Road	Bowling Green	KY	[***]
1961	OBS	2715 Village Lane	Bossier City	LA	[***]
6903	CIG	2010 Kaliste Saloom Road	Lafayette	LA	[***]
2139	OBS	4420 Long Gate Parkway	Ellicott City	MD	[***]
7101	CIG	4430 Long Gate Parkway	Ellicott City	MD	[***]
2315	OBS	3650 28th Street SE	Kentwood	MI	[***]
2320	OBS	1515 W. 14 Mile Road	Madison Heights	MI	[***]
2321	OBS	1501 Boardman Road	Jackson	MI	[***]

Portions of this Exhibit marked by [***] have been omitted pursuant to a Confidential Treatment Request and filed separately with the Securities and Exchange Commission

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Unit #	Brand	Address	City	ST	Allocated Loan Amount
2325	OBS	6435 Dixie Highway	Clarkston	MI	[***]
2326	OBS	7873 Conference Center Dr	Brighton	MI	[***]
2411	OBS	8880 Springbrook Drive NW	Coon Rapids	MN	[***]
2619	OBS	3110 E. 36th Street	Joplin	MO	[***]
3402	CIG	10408 E Independence Blvd	Matthews	NC	[***]
3420	CIG	4821 Capital Boulevard	Raleigh	NC	[***]
3448	OBS	501 N. New Hope Road	Gastonia	NC	[***]
3458	OBS	8280 Valley Boulevard	Blowing Rock	NC	[***]
3460	OBS	250 Mitchelle Drive	Hendersonville	NC	[***]
3102	CIG	500 Route 38 East	Maple Shade	NJ	[***]
3110	OBS	230 Lake Drive East	Cherry Hill	NJ	[***]
3114	OBS	1397 U.S. Route 9 North	Old Bridge	NJ	[***]
3214	OBS	8671 W. Sahara Avenue	Las Vegas	NV	[***]
3217	OBS	2625 W. Craig Road	North Las Vegas	NV	[***]
3220	OBS	7380 S. Las Vegas Blvd.	Las Vegas	NV	[***]
3633	OBS	6950 Ridge Road	Parma	OH	[***]
3662	OBS	930 Interstate Drive	Findlay	OH	[***]
3915	OBS	3527 N. Union Deposit Rd.	Harrisburg	PA	[***]
3951	OBS	9395 McKnight Road	Pittsburgh	PA	[***]
3952	OBS	100 Sheraton Drive	Altoona	PA	[***]
3917/8908	OBS/CIG	100 North Pointe Blvd.	Lancaster	PA	[***]
4117	OBS	110 Interstate Boulevard	Anderson	SC	[***]
4318	OBS	1390 Interstate Drive	Cookeville	TN	[***]
4319	OBS	2790 Wilma Rudolph Blvd.	Clarksville	TN	[***]
4324	OBS	1125 Franklin Road	Lebanon	TN	[***]
4350	OBS	536 Paul Huff Parkway	Cleveland	TN	[***]
9301	CIG	324 N. Peter's Road	Knoxville	TN	[***]

Portions of this Exhibit marked by [***] have been omitted pursuant to a Confidential Treatment Request and filed separately with the Securities and Exchange Commission

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Unit #	Brand	Address	City	ST	Allocated Loan Amount
4401	CIG	11339 Katy Freeway	Houston	TX	[***]
4403	CIG	11590 Research Boulevard	Austin	TX	[***]
4404	CIG	2335 Highway 6	Sugar Land	TX	[***]
4405	CIG	12507 W. Interstate 10	San Antonio	TX	[***]
4406	CIG	25665 Interstate 45 North	The Woodlands	TX	[***]
4418	OBS	2102 South Texas Avenue	College Station	TX	[***]
4422	OBS	11600 Research Boulevard	Austin	TX	[***]
4424	OBS	2060 I-10 South	Beaumont	TX	[***]
4429	OBS	4205 South IH 35	San Marcos	TX	[***]
4454	OBS	3903 Towne Crossing Blvd.	Mesquite	TX	[***]
4461	OBS	2211 S. Stemmons Freeway	Lewisville	TX	[***]
4462	OBS	2314 W. Loop 250 North	Midland	TX	[***]
4463	OBS	7101 W. Interstate Hwy 40	Amarillo	TX	[***]
4464	OBS	4015 South Loop 289	Lubbock	TX	[***]
4466	OBS	300 South I-35 East	Denton	TX	[***]
4467	OBS	501 East Loop 281	Longview	TX	[***]
4469	OBS	2701 E. Central Texas Expwy	Killeen	TX	[***]
4470	OBS	11875 Gateway West	El Paso	TX	[***]
4473	OBS	4505 Sherwood Way	San Angelo	TX	[***]
4474	OBS	4142 Ridgemont Drive	Abilene	TX	[***]
4478	OBS	13265 South Freeway	Fort Worth	TX	[***]
4716	OBS	7917 W. Broad Street	Richmond	VA	[***]
4717	OBS	1101 Seminole Trail	Charlottesville	VA	[***]
4724	OBS	261 University Boulevard	Harrisonburg	VA	[***]
4762	OBS	3121 Albert Lankford Dr.	Lynchburg	VA	[***]
4813	OBS	311 Hampton Court	Onalaska	WI	[***]
4961	OBS	111 Hylton Lane	Beckley	WV	[***]

Portions of this Exhibit marked by [***] have been omitted pursuant to a Confidential Treatment Request and filed separately with the Securities and Exchange Commission

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